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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): July 31, 1999
                                                          -------------


                             EPL Technologies, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Colorado                      000-28444                 84-0990658
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission               (IRS Employer
    of incorporation)                 File Number)           Identification No.)


    2 International Plaza, Suite 245, Philadelphia, PA               19113
    --------------------------------------------------             ----------
      (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (610) 521-4400
                                                          ----------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS.

         On September 13, 1999, the Registrant's Common Stock began trading on the Nasdaq SmallCap Market. The Registrant's Common Stock had previously traded on the Nasdaq National Market. In connection with the transfer of the listing of the Registrant's Common Stock to the Nasdaq SmallCap Market, the Nasdaq Stock Market requested that the Registrant file with the Securities and Exchange Commission and the Nasdaq Stock Market the following balance sheet as of July 31, 1999, reflecting certain pro forma adjustments for significant events and transactions occurring since July 31, 1999.











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EPL  TECHNOLOGIES,  INC.
PRO FORMA BALANCE SHEET AS AT JULY 31, 1999

                                                              $             $                $
                                                          July 31       Adjustments     Pro forma
                                                        ----------      -----------     ----------
Cash and cash equivalents                               $4,429,910                      $4,429,910
Accounts receivable, net                                 5,792,420                       5,792,420
Inventories                                              4,416,216                       4,416,216
Prepaid assets and other current assets                  2,582,615                       2,582,615
                                                       ------------    ------------    ------------
                                                        17,221,161               0      17,221,161

Property and equipment, net                              7,838,911                       7,838,911

Other assets
 Patent and distribution rights                            842,939                         842,939
 Goodwill                                                2,660,129                       2,660,129
 Other intangibles, net                                    160,663                         160,663
 Other non current assets                                   61,236                          61,236
                                                       ------------    ------------    ------------
                                                         3,724,967               0       3,724,967
                                                       ------------    ------------    ------------

Total assets                                           $28,785,039              $0     $28,785,039
                                                       ============    ============    ============
Current liabilities
 Accounts payable                                       $8,526,278                       8,526,278
 Accrued expenses                                        1,975,417                       1,975,417
 Other liabilities                                          72,397                          72,397
 Notes payable                                           1,580,278                       1,580,278
 Current portion of long term debt                         468,376                         468,376
                                                       ------------    ------------    ------------
                                                        12,622,746               0      12,622,746

Long term debt                                           2,949,746                       2,949,746
Deferred profit on sale of property                      2,265,000                       2,265,000
Deferred income taxes                                       75,284                          75,284
                                                       ------------    ------------    ------------

Total liabilities                                       17,912,776               0      17,912,776

Convertible Series D Preferred Stock                    11,486,890     (11,486,890)              0

Convertible Series A Preferred Stock                        60,000                          60,000
Series D Preferred Stock                                                11,486,890      11,486,890
Common Stock                                                11,930                          11,930
Additional Paid-in Capital                              40,089,114                      40,089,114
Accumulated Deficit                                    (41,245,473)                    (41,245,473)
Foreign currency translation adjustment                    469,802                         469,802
                                                       ------------    ------------    ------------
Total shareholders' equity                                (614,627)     11,486,890      10,872,263
                                                       ------------    ------------    ------------

Total liabilities and shareholders' equity             $28,785,039              $0     $28,785,039
                                                       ============    ============    ============


The pro forma adjustments reflect the transfer of the Series D Preferred
Stock from a long-term obligation to shareholders' equity pursuant to amendments to certain rights, preferences and redemption provisions relating to the Series D Preferred Stock.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              EPL TECHNOLOGIES, INC.



Date:  September 14, 1999                     By: /s/ Paul L. Devine
                                                 ---------------------------
                                                      Paul L. Devine
                                                      Chairman and President







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